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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  AMENDMENT 2
                                      to
                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) February 17, 2000


                        CarrAmerica Realty Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Maryland                    1-11706                  52-1796339
---------------------------          ------------         ----------------------
State or Other Jurisdiction          (Commission          (IRS Employer
           of Incorporation          File Number)         Identification Number)


1850 K Street, NW, Washington, DC                                20006
---------------------------------                             ----------
State or Other Jurisdiction                                   (Zip Code)


    The Registrant's telephone number, including area code: (202) 729-1000
                           Exhibit Index is on page 4

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                                   FORM 8-K/A


ITEM 5  Other Events

        Attached hereto as Exhibit 99.1 is a revised page 19 of the previously filed page 19 of the Supplemental Information included in the Company's press release dated February 4, 2000. This reflects corrections to certain information included on this page. Additionally attached hereto as Exhibit 99.2 is a revised page 6 of the previously filed page 6 of the Supplemental Information included in the Company's press release dated February 4, 2000. This revised page reflects corrections to the basic and diluted income per common share figures which were incorrectly stated in the previous filing.


















ITEM 7  Financial Statements and Exhibits

        (c)     Exhibits

                Exhibit
                Number
                -------

                99.1    Page 19 of "Supplemental Operating and Financial Data".

                99.2    Page 6 of "Supplemental Operating and Financial Data".



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 23, 2000


CARRAMERICA REALTY CORPORATION



By:  /s/ Stephen E. Riffee
     ---------------------------------------
     Stephen E. Riffee
     Senior Vice President, Controller and Treasurer
     (Principal Accounting Officer)



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